Nuance Concentrated Value Fund

(A series of Managed Portfolio Series)

Institutional Class – NCVLX
Investor Class - NCAVX

Supplement dated April 30, 2019 to the Prospectus dated August 28, 2018, as amended

Effective April 30, 2019, the expense limitation for the Nuance Concentrated Value Fund (the “Fund”) is reduced to 1.28% of the average daily net assets of the Investor Class and 1.03% of the average daily net assets of the Institutional Class.

Therefore, the fees and expenses table and example found on pages 1 and 2 of the Fund’s Prospectus are deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the initial investment or the value of the investment at redemption, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Shareholder Servicing Plan Fee	0.15%	0.15%
Other Expenses	0.11%	0.11%
Acquired Fund Fees and Expenses(1)	0.04%	0.04%
Total Annual Fund Operating Expenses(1)	1.40%	1.15%
Less: Fee Waiver (2)(3)	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver (1) (2)(3)	1.32%	1.07%
(1)
The Total Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets included in the Financial Highlights section of the Fund’s Statutory Prospectus, which reflects the operating expenses of the Fund and does not include available (but unused) shareholder servicing plan fees and acquired fund fees and expenses (“AFFE”).

(2)	Total Annual Fund Operating Expenses After Fee Waiver have been restated to reflect the current fees for the Fund.
(3)
Nuance Investments, LLC (the “Adviser”) has contractually agreed to waive all or a portion of its management fees and pay Fund operating expenses in order to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, AFFE, leverage, interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.28% of the average daily net assets of the Investor Class and 1.03% of the average daily net assets of the Institutional Class.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver and payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and payment occurred and at the time of recoupment.  The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through at least August 28, 2020.  Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$628	$914	$1,220	$2,089
Institutional Class Shares	$109	$357	$625	$1,390

This supplement should be retained with your Prospectus for future reference.